Fees Summary	Sep. 05, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 499,650,000
Previously Paid Amount	0
Total Fee Amount	73,748.34
Total Offset Amount	0
Net Fee	$ 73,748.34